EM Capital India Gateway Fund
A series of Coventry Funds Trust

Supplement dated April 30, 2008
to Prospectus Dated May 11, 2007
     As of the close of business on April 30, 2008, the EM Capital India Gateway Fund (the “Fund”) will close to new investments. The Fund will not take purchases from new or existing shareholders. In addition, shareholders of record on April 30, 2008 that are participating in the Automatic Investment Plan and/or the dividend reinvestment plan may not add to their existing accounts through those plans. Dividends and distributions will be paid in cash. The Fund will continue to honor redemption requests, including those made under the Automatic Withdrawal Plan. The Fund reserves the right to change this policy and reopen to new investments.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 11, 2007. These documents are available upon request and without charge by calling EM Capital India
Gateway Fund toll-free at (866) 611-4967.
You should retain this Supplement for future reference.